The AES Corporation
2025 Form 10-K Exhibit 21.1

Name	Jurisdiction
12963 Main Solar 1, LLC	Delaware
20SD 8me LLC	Delaware
241 Knapp Road Solar, LLC	Delaware
241 Knapp Solar 2, LLC	Delaware
25 Ashdown Road Solar, LLC	Delaware
26SB 8me LLC	Delaware
50LW 8me LLC	Delaware
52RS 8me LLC	Delaware
59TC 8me LLC	Delaware
61LK 8me, LLC	Delaware
65HK 8me LLC	Delaware
67RK 8me LLC	Delaware
87RL 8ME LLC	Delaware
Aberdeen Solar LLC	Delaware
AC Criminal Courts Complex SPE2 Limited Liability Company	New Jersey
ACE BF1 HoldCo, LLC	Delaware
ACE BF2 HoldCo, LLC	Delaware
ACE DevCo NC, LLC	Delaware
ACE Development Company II, LLC	Delaware
ACE Development Company, LLC	Delaware
ACE Transmission, LLC	Delaware
ACED CES OpCo Holdings, LLC	Delaware
ACED CES OpCo, LLC	Delaware
ACED DevCo Warehouse Borrower, LLC	Delaware
ACED DevCo Warehouse Pledgor, LLC	Delaware
ACED Finance 3 HoldCo, LLC	Delaware
ACED Finance 3, LLC	Delaware
ACED Finance 3A HoldCo, LLC	Delaware
ACED Finance 3A, LLC	Delaware
ACED Land Master Borrower, LLC	Delaware
ACED Land Master Tenant, LLC	Delaware
ACED MIS 2 Finance A, LLC	Delaware
ACED MIS 2 Finance HoldCo, LLC	Delaware
ACED MIS 2 Finance, LLC	Delaware
ACED Mountain View FinCo, LLC	Delaware
ACED MSL Pledge, LLC	Delaware
ACED OpCo D, LLC	Delaware
ACED OpCo Equity HoldCo, LLC	Delaware
ACED OpCo F, LLC	Delaware
ACED OpCo HoldCo, LLC	Delaware
ACED OpCo Holdings Pledgor, LLC	Delaware
ACED OpCo Holdings, LLC	Delaware

ACED OpCo I, LLC	Delaware
ACED OpCo K, LLC	Delaware
ACED OpCo Warehouse Borrower, LLC	Delaware
ACED OpCo Warehouse Pledgor, LLC	Delaware
ACED Procurement Holdings, LLC	Delaware
ACED Procurement, LLC	Delaware
ACED US Wind Holdings I, LLC	Delaware
ACED Warehouse Tax Equity SellCo, LLC	Delaware
Adera Solar, LLC	Delaware
AES (NI) Limited	Northern Ireland
AES Accabonac Solar, LLC	Delaware
AES Adler Creek Solar, LLC	Delaware
AES AgriVerde Holdings, B.V.	The Netherlands
AES AgriVerde Services (Ukraine) Limited Liability Company	Ukraine
AES Agua Fria ES, LLC	Delaware
AES Alamitos Energy, LLC	Delaware
AES Alamitos, L.L.C.	Delaware
AES Alicura Holdings S.C.A.	Argentina
AES Andes S.A.	Chile
AES Andres DR, S.A.	Dominican Republic
AES Argentina Generación S.A.	Argentina
AES Arlington Services, LLC	Delaware
AES Aurora Holdings, Inc.	Delaware
AES Aurora, Inc.	Delaware
AES Bainbridge Holdings, LLC	Delaware
AES Bainbridge, LLC	Delaware
AES Baird Solar, LLC	Delaware
AES Ballylumford Holdings Limited	United Kingdom
AES Barry Limited	United Kingdom
AES Barry Operations Ltd.	United Kingdom
AES Beaver Creek Ranch Solar, LLC	Delaware
AES Beaver Valley, L.L.C.	Delaware
AES Belfast West Power Limited	Northern Ireland
AES Belleville Solar, LLC	Delaware
AES Bend Solar I, LLC	Delaware
AES Bend Solar II, LLC	Delaware
AES Big Sky, L.L.C.	Virginia
AES Birdseye Holdings, LLC	Virginia
AES Black River Solar, LLC	Delaware
AES Botswana Holdings B.V.	The Netherlands
AES Brasil Ltda	Brazil
AES Brasiliana Holdings Ltda.	Brazil
AES Broadalbin Solar, LLC	Delaware
AES Bulgaria B.V.	The Netherlands
AES Bulgaria Holdings BV	The Netherlands

AES Calaca Pte. Ltd.	Singapore
AES Calaca Pte. Ltd. - Philippine Branch	Philippines
AES Caracoles SRL	Argentina
AES Carbon Holdings, LLC	Virginia
AES Caribbean Finance Holdings, Inc.	Delaware
AES Caribbean Investment Holdings, Ltd.	Cayman Islands
AES CC&T International, Ltd.	British Virgin Islands
AES CE BXC KEY Equity Holdings, LLC	Delaware
AES CE BXC KEY Equity Managing Member, LLC	Delaware
AES CE BXC KEY Managing Member, LLC	Delaware
AES CE BXC KEY Sponsor Class A, LLC	Delaware
AES CE BXC KEY, LLC	Delaware
AES CE BXC VAMI Equity Holdings, LLC	Delaware
AES CE BXC VAMI Equity Managing Member, LLC	Delaware
AES CE BXC VAMI Managing Member, LLC	Delaware
AES CE BXC VAMI Sponsor Class A, LLC	Delaware
AES CE BXC VAMI, LLC	Delaware
AES CE PNC HB Managing Member, LLC	Delaware
AES CE PNC HB, LLC	Delaware
AES CE PNC I Managing Member, LLC	Delaware
AES CE PNC I, LLC	Delaware
AES CE PNC II Managing Member, LLC	Delaware
AES CE PNC II, LLC	Delaware
AES CE PNC III Managing Member, LLC	Delaware
AES CE PNC III, LLC	Delaware
AES CE PNC IV Managing Member, LLC	Delaware
AES CE PNC IV, LLC	Delaware
AES CE RS XVI Managing Member, LLC	Delaware
AES CE RS XVI, LLC	Delaware
AES CE RS XX Managing Member, LLC	Delaware
AES CE RS XX, LLC	Delaware
AES CE RS XXII Managing Member, LLC	Delaware
AES CE RS XXII, LLC	Delaware
AES CE RS XXIII Managing Member, LLC	Delaware
AES CE RS XXIII, LLC	Delaware
AES CE RS XXIV Managing Member, LLC	Delaware
AES CE RS XXIV, LLC	Delaware
AES CE Solutions OH, LLC	Delaware
AES CE Solutions TX, LLC	Texas
AES CE Solutions, LLC	Delaware
AES CE SVB 1 Managing Member, LLC	Delaware
AES CE SVB 1, LLC	Delaware
AES Central America Electric Light, LLC	Virginia
AES Central American Holdings, Inc.	Delaware
AES Central American Investment Holdings, Ltd.	Cayman Islands

AES Central Line 2022 Class B, LLC	Delaware
AES CFE Holding II LLC	Delaware
AES CFE Holding III LLC	Delaware
AES CFE Holding LLC	Delaware
AES Changuinola, S.R.L.	Panama
AES Chhattisgarh Energy Private Limited	India
AES Chile Holdco I, LLC	Delaware
AES Chile Holdco II, LLC	Delaware
AES Chile Inversiones Renovables SpA	Chile
AES Chivor S.A.S.	Colombia
AES Clean Energy Class A Holdings, LLC	Delaware
AES Clean Energy Development Holdings, LLC	Delaware
AES Clean Energy Development, LLC	Delaware
AES Clean Energy Operations & Maintenance, LLC	Delaware
AES Clean Energy Services, LLC	Delaware
AES CLESA Y Compania, Sociedad en Comandita de Capital Variable	El Salvador
AES Colombia & Cia S.C.A. E.S.P.	Colombia
AES Colon Development, S. de R.L.	Panama
AES Colon Holding, S. de R.L.	Panama
AES Columbia Power, LLC	Delaware
AES Communications Latin America, Inc.	Delaware
AES Communications, LLC	Virginia
AES Costa Rica Energy SRL	Costa Rica
AES Costa Rica Holdings, Ltd.	Cayman Islands
AES Daigle Solar, LLC	Delaware
AES DE AssetCo VI, LLC	Delaware
AES DE AssetCo VII, LLC	Delaware
AES DE Class B I, LLC	Delaware
AES DE Class B II, LLC	Delaware
AES DE Class B III, LLC	Delaware
AES DE Class B IV, LLC	Delaware
AES DE Class B V, LLC	Delaware
AES DE Class B VI, LLC	Delaware
AES DE Class B VII, LLC	Delaware
AES DE Class B VIII, LLC	Delaware
AES DE Class B XIV, LLC	Delaware
AES DE Construction, LLC	Delaware
AES DE DevCo I, LLC	Delaware
AES DE Holdings I, LLC	Delaware
AES DE Holdings III, LLC	Delaware
AES DE Holdings Omnibus Pledgor, LLC	Delaware
AES DE Holdings V Pledgor, LLC	Delaware
AES DE Holdings V, LLC	Delaware
AES DE Holdings VI, LLC	Delaware
AES DE Holdings VII Pledgor, LLC	Delaware

AES DE Holdings VII, LLC	Delaware
AES DE Holdings VIII Pledgor, LLC	Delaware
AES DE Holdings VIII, LLC	Delaware
AES DE Manager, LLC	Delaware
AES DE REC Co VI, LLC	Delaware
AES DE REC Co VII, LLC	Delaware
AES DE RS I, LLC	Delaware
AES DE RS II, LLC	Delaware
AES DE RS III, LLC	Delaware
AES DE RS IV, LLC	Delaware
AES DE RS IX, LLC	Delaware
AES DE RS V, LLC	Delaware
AES DE RS VI, LLC	Delaware
AES DE RS VII, LLC	Delaware
AES DE RS VIII, LLC	Delaware
AES DE RS X, LLC	Delaware
AES DE RS XI, LLC	Delaware
AES DE RS XII, LLC	Delaware
AES DE RS XIV, LLC	Delaware
AES DE RS XV, LLC	Delaware
AES DE Solar Access Holdings I, LLC	Colorado
AES Deepwater, LLC	Delaware
AES DE-GIE, LLC	Delaware
AES Desarrollos Renovables SpA	Chile
AES DevCo Equity HoldCo, LLC	Delaware
AES DevCo HoldCo, LLC	Delaware
AES DevCo Warehouse Borrower, LLC	Delaware
AES DevCo Warehouse Pledgor, LLC	Delaware
AES Digital Experience, LLC	Delaware
AES Distribuidores Salvadoreños Limitada de Capital Variable	El Salvador
AES Distribuidores Salvadorenos Y Compania S en C de C.V.	El Salvador
AES Distributed Holdings, LLC	Delaware
AES DOMINICANA RENEWABLE ENERGY II, S.R.L.	Dominican Republic
AES Dominicana Renewable Energy, S.A.	Dominican Republic
AES DPL Holdings, LLC	Delaware
AES DPP Holdings, Ltd.	Cayman Islands
AES DR RENEWABLES HOLDINGS, S.L.	Spain
AES Drax Financing, Inc.	Delaware
AES EDC Holding, L.L.C.	Delaware
AES El Salvador, LLC	Virginia
AES Electric Ltd.	United Kingdom
AES Electroinversora LLC	Delaware
AES Elpa S.A.	Brazil
AES Empresa Eléctrica de El Salvador, Ltda. de C.V.	El Salvador
AES Energy Services Inc.	Ontario
AES Energy Solutions, LLC	Delaware

AES Energy Storage Holdings	Mauritius
AES Energy Storage Holdings, LLC	Delaware
AES Energy Storage Zeeland B.V.	The Netherlands
AES Energy Storage, LLC	Delaware
AES Engineering, LLC	Delaware
AES ES Alamitos 2, LLC	Delaware
AES ES Alamitos, LLC	Delaware
AES ES Antelope Expansion 2, LLC	Delaware
AES ES Deepwater, LLC	Delaware
AES ES Gilbert, LLC	Delaware
AES ES Holdings, LLC	Delaware
AES ES Otros Alamitos, LLC	Delaware
AES ES Tait, LLC	Delaware
AES ES Westwing, LLC	Delaware
AES España B.V.	The Netherlands
AES Europe Services EOOD	Bulgaria
AES Fahnestock Solar, LLC	Delaware
AES Finance 3 HoldCo, LLC	Delaware
AES Finance 3, LLC	Delaware
AES Finance and Development, Inc.	Delaware
AES FleetLine, LLC	Delaware
AES Florestal Ltda.	Brazil
AES Fonseca Energia Limitada de C.V.	El Salvador
AES Foreign Energy Holdings, LLC	Delaware
AES Gabreski Solar, LLC	Delaware
AES Gas Supply & Distribution Ltd.	Cayman Islands
AES GEH LLC	Delaware
AES GEI US Finance, Inc.	Delaware
AES GEO Energy OOD	Bulgaria
AES Glengarry Farms Solar, LLC	Delaware
AES Global Insurance Company, LLC	Vermont
AES Global Mobility Services, LLC	Delaware
AES Global Power Holdings B.V.	The Netherlands
AES Global Procurement Company, LLC	Delaware
AES Globales LLC	Delaware
AES Government, LLC	Delaware
AES GPH Holdings, Inc.	Delaware
AES Great Cove Holdings, LLC	Delaware
AES Greece Solar, LLC	Delaware
AES Grid Stability, LLC	Delaware
AES Griggs Solar, LLC	Delaware
AES Guaiba II Empreendimentos Ltda	Brazil
AES Guatemala Servicios Comerciales y Compañía Limitada	Guatemala
AES Guayama Holdings, LLC	Puerto Rico
AES Guayama US Holdings LLC	Delaware

AES Hawaii Foundation	Hawaii
AES Hawaii Management Company, LLC	Delaware
AES Hawaii, LLC	Delaware
AES Heckscher Solar, LLC	Delaware
AES HECO 2022 Class B, LLC	Delaware
AES HECO 2023 Class B, LLC	Delaware
AES HECO Mountain View Class B, LLC	Delaware
AES HECO Waiawa Class B, LLC	Delaware
AES High Mesa Solar, LLC	Delaware
AES Highgrove Holdings, L.L.C.	Delaware
AES Highgrove, L.L.C.	Delaware
AES Hispanola Holdings BV	The Netherlands
AES Hispanola Holdings II BV	The Netherlands
AES Holdings B.V.	The Netherlands
AES Holdings B.V. - Vietnam Rep Office	Vietnam
AES Holdings Brasil Ltda.	Brazil
AES Holland Solar, LLC	Delaware
AES Honduras Servicios Comerciales, S. de R.L. de C.V.	Honduras
AES Horizons Holdings BV	The Netherlands
AES Horizons Investments Limited	United Kingdom
AES Huntington Beach Development, L.L.C.	Delaware
AES Huntington Beach Energy, LLC	Delaware
AES Huntington Beach, L.L.C.	Delaware
AES IB Valley Corporation	India
AES Ilumina Holdings, LLC	Delaware
AES Ilumina Member, LLC	Delaware
AES Ilumina, LLC	Puerto Rico
AES India Energy Solutions Private Limited	India
AES India Holdings (Mauritius)	Mauritius
AES India, L.L.C.	Delaware
AES Indiana Devco Holdings 1, LLC	Indiana
AES Indiana Devco Holdings 2, LLC	Indiana
AES Indiana Devco Holdings 3, LLC	Indiana
AES Indiana Devco Holdings 4, LLC	Indiana
AES Indiana Holdings, L.L.C.	Delaware
AES Indiana Partner Sub, LLC	Delaware
AES Indiana Renewable O&M Services, LLC	Indiana
AES Indiana Sponsor	Delaware
AES Integrated Energy, LLC	Delaware
AES International Holdings II, Ltd.	British Virgin Islands
AES International Holdings, Ltd.	British Virgin Islands
AES Investment Chile SpA	Chile
AES James Baird Solar, LLC	Delaware
AES Johnsville Solar, LLC	Delaware
AES Jordan Solar B.V.	The Netherlands

AES Juniper Point Holdings, LLC	Delaware
AES Kalaeloa Venture, L.L.C.	Delaware
AES Kekaha Solar, LLC	Delaware
AES Keystone, L.L.C.	Delaware
AES Khanya - Kwazulu Natal (Proprietary) Limited	South Africa
AES Kieser Solar, LLC	Delaware
AES King Harbor, Inc.	Delaware
AES Kuihelani Solar, LLC	Delaware
AES LA FIT Dedeaux, LLC	Delaware
AES LA FIT Francisco, LLC	Delaware
AES LA FIT Sun Valley, LLC	Delaware
AES Landfill Carbon, LLC	Virginia
AES Latin America Holdings, LLC	Virginia
AES Latin America S. de R.L.	Panama
AES Laubacher Solar, LLC	Delaware
AES Laurel Mountain Repower Development Company, LLC	Delaware
AES Laurel Mountain, LLC	Delaware
AES Lawai Solar, LLC	Delaware
AES Lumos Holdings, LLC	Delaware
AES Mamm Creek Solar, LLC	Delaware
AES Marahu Initial Sponsor Member, LLC	Delaware
AES Marahu Sponsor Class A Member, LLC	Delaware
AES Marahu Sponsor Managing Member, LLC	Delaware
AES Marahu Sponsor, LLC	Delaware
AES Maritza East I EOOD	Bulgaria
AES Maritza East I Services EOOD	Bulgaria
AES Marketing and Trading Holdings, LLC	Delaware
AES Marketing and Trading, LLC	Delaware
AES Mayan Holdings, S. de R.L. de C.V.	Mexico
AES Merida B.V.	The Netherlands
AES Merida III, S. de R.L. de C.V.	Mexico
AES Merida Management Services, S. de R.L. de C.V.	Mexico
AES Mexico Farms, L.L.C.	Delaware
AES Mexico Generation Holdings, S. de R.L. de C.V.	Mexico
AES Mexico Holdings LLC	Delaware
AES México Suministro Calificado, S. de R.L. de C.V.	Mexico
AES MicroPlanet, Ltd.	British Virgin Islands
AES Mid East Holdings 2, Ltd.	Cayman Islands
AES MIS 2 Finance HoldCo, LLC	Delaware
AES MIS 2 Finance, LLC	Delaware
AES Mong Duong Holdings B.V.	The Netherlands
AES Mong Duong Power Co. Ltd.	Vietnam
AES Mong Duong Project Holdings B.V.	The Netherlands
AES Monroe Solar A, LLC	Delaware
AES Monroe Solar B, LLC	Delaware

AES Monroe Solar C, LLC	Delaware
AES Monroe Solar D, LLC	Delaware
AES Monroe Solar E, LLC	Delaware
AES Mount Vernon B.V.	The Netherlands
AES Mountain View Solar, LLC	Delaware
AES NA Central, L.L.C.	Delaware
AES Nejapa Gas, Ltda. de C.V.	El Salvador
AES Nejapa Services, Ltda. de C.V.	El Salvador
AES Next AI Development, LLC	Delaware
AES Next AI, LLC	Delaware
AES Next Operations, LLC	Delaware
AES Next Solar, LLC	Delaware
AES Next Solutions, S.R.L.	Panama
AES Next, LLC	Delaware
AES NEXT, Ltda. de C.V.	El Salvador
AES North America Development, LLC	Delaware
AES Oahu Wind Holdings, LLC	Delaware
AES Oahu, LLC	Delaware
AES Oasis Holdco, Inc.	Delaware
AES Odyssey, L.L.C.	Delaware
AES Ohio Generation, LLC	Ohio
AES Ohio Holdings, Inc.	Ohio
AES Ohio Investments, Inc.	Ohio
AES OpCo E, LLC	Delaware
AES OpCo Equity HoldCo, LLC	Delaware
AES OpCo G, LLC	Delaware
AES OpCo HoldCo, LLC	Delaware
AES OpCo Holdings Pledgor, LLC	Delaware
AES OpCo Holdings, LLC	Delaware
AES OpCo L, LLC	Delaware
AES OpCo Warehouse Borrower, LLC	Delaware
AES OpCo Warehouse Pledgor, LLC	Delaware
AES OPGC Holding	Mauritius
AES Orissa Distribution Private Limited	India
AES Orphan Farm Solar, LLC	Delaware
AES Overseas Holdings Limited	United Kingdom
AES Pacific Ocean Holdings B.V.	The Netherlands
AES Pacific, Inc.	Delaware
AES Pacifico Chile SpA	Chile
AES Pakistan Operations, Ltd.	Delaware
AES Panama Generation Holdings, S.R.L.	Panama
AES Panamá, S.R.L.	Panama
AES Parana Gas S.A.	Argentina
AES Parana Operations S.R.L.	Argentina
AES Pasadena, Inc.	Delaware

AES Peace Bear Ranch Solar, LLC	Delaware
AES Pelletier Solar, LLC	Delaware
AES Phil Investment Pte. Ltd.	Singapore
AES Pike County Energy Storage, LLC	Delaware
AES Puerto Rico Services, Inc.	Delaware
AES Puerto Rico, Inc.	Cayman Islands
AES Puerto Rico, L.P.	Delaware
AES Ravich North Solar, LLC	Delaware
AES Redondo Beach, L.L.C.	Delaware
AES Renewable Development Holdings, LLC	Delaware
AES Renewable Holdings DevCo NC, LLC	Delaware
AES Renewable Holdings OpCo 1 Pledgor, LLC	Delaware
AES Renewable Holdings OpCo 1, LLC	Delaware
AES Renewable Holdings, LLC	Delaware
AES Renewable Power Group, S.R.L.	Dominican Republic
AES RH Mountain View, LLC	Delaware
AES RH RS Waiawa, LLC	Delaware
AES RH RS XIX, LLC	Delaware
AES RH RS XVII, LLC	Delaware
AES RH RS XVIII, LLC	Delaware
AES RH RS XXI Managing Member, LLC	Delaware
AES RH RS XXI, LLC	Delaware
AES Riverside Holdings, LLC	Delaware
AES Rochester Solar, LLC	Delaware
AES Rt 5 Storage Solar, LLC	Delaware
AES SACEF Investment, LLC	Delaware
AES San Nicolas LLC	Delaware
AES SC Holdings, LLC	Delaware
AES Services Philippines Inc.	Philippines
AES Services, Inc.	Delaware
AES Servicios America S.R. L.	Argentina
AES Servicios Electricos, S. de R.L. de C.V.	Mexico
AES Serviços TC Ltda.	Brazil
AES Shady Point, LLC	Delaware
AES Solar Energy, LLC	Delaware
AES Solar Holdings, LLC	Delaware
AES Solar Power PR, LLC	Delaware
AES Soluciones, Limitada de Capital Variable	El Salvador
AES Solutions Management, LLC	Delaware
AES Solutions, LLC	Virginia
AES South Africa Peakers Holdings (Proprietary) Limited	South Africa
AES Southland Development, LLC	Delaware
AES Southland Energy Company Holdings I, LLC	Delaware
AES Southland Energy Holdings II, LLC	Delaware
AES Southland Energy Holdings, LLC	Delaware

AES Southland Energy, LLC	Delaware
AES Stendts Solar, LLC	Delaware
AES Stony Creek Solar, LLC	Delaware
AES Strategic Equipment Holdings Corporation	Delaware
AES Sul, L.L.C.	Delaware
AES Sunken Meadow Solar, LLC	Delaware
AES Tamuin Development Services S. de R.L. de C.V.	Mexico
AES TEG II Operations, S. de R.L. de C.V.	Mexico
AES TEG Operations, S. de R.L. de C.V.	Mexico
AES TEGTEP Holdings B.V.	The Netherlands
AES TEP Power II Investments Limited	United Kingdom
AES Texas Funding III, L.L.C.	Delaware
AES Tonawanda Solar, LLC	Delaware
AES Trust III	Delaware
AES U.S. Holdings, LLC	Delaware
AES U.S. Investments, Inc.	Indiana
AES U.S. Solar, LLC	Delaware
AES UK Datacenter Services Limited	United Kingdom
AES UK Holdings Limited	United Kingdom
AES Union de Negocios, S.A. de C.V.	El Salvador
AES US BESS Holdings, LLC	Delaware
AES US Generation Holdings, LLC	Delaware
AES US Generation, LLC	Delaware
AES US Services, LLC	Delaware
AES US Wind Development II, LLC	Delaware
AES US Wind Development, L.L.C.	Delaware
AES US Wind Generation Holdings, LLC	Delaware
AES US Wind Holdings, LLC	Delaware
AES Volcan Holdings B.V.	The Netherlands
AES Waikoloa Solar, LLC	Delaware
AES Warehouse Tax Equity SellCo, LLC	Delaware
AES Warrior Run, L.L.C.	Delaware
AES Wawarsing Solar, LLC	Delaware
AES West Oahu Solar, LLC	Delaware
AES Western Power Holdings, L.L.C.	Delaware
AES Western Power, L.L.C.	Delaware
AES Western Wind MV Acquisition, LLC	Delaware
AES Western Wind, L.L.C.	Delaware
AES Westwing II ES, LLC	Delaware
AES Wind Generation Limited	United Kingdom
AES Wind Generation, LLC	Delaware
AES Wind Investments II B.V.	The Netherlands
AES Wind Operations Bulgaria EOOD	Bulgaria
AES WR Limited Partnership	Delaware
AES Yucatan, S. de R.L. de C.V.	Mexico

AES Zephyr 2, LLC	Delaware
AES Zephyr 3, L.L.C.	Delaware
AES Zephyr, LLC	Delaware
AES-3C Maritza East I EOOD	Bulgaria
AESCom Sul Ltda.	Brazil
AES-RS Spanish Holdings, LLC	Delaware
AES-RS Sunshine Cooperatief U.A.	The Netherlands
AES-RS Sunshine Holdings, LLC	Delaware
AGIC Holdings, LLC	Delaware
Agilion Energy Private Limited	India
Agua Clara, S.A.S.	Dominican Republic
Alamosa BESS East, LLC	Delaware
Alamosa BESS West, LLC	Delaware
Alamosa East Holdings, LLC	Delaware
Alamosa Solar East, LLC	Delaware
Alamosa Solar West, LLC	Delaware
Alamosa Solar, LLC	Delaware
Alamosa West Holdings, LLC	Delaware
Alkali Creek Wind, LLC	Delaware
Allamakee Wind, LLC	Delaware
Allen Solar LLC	Delaware
Allis Medina Solar, LLC	Delaware
Alto Maipo Delaware LLC	Delaware
Alto Maipo SpA	Chile
AM Solar B.V.	The Netherlands
AM Solar BV Jordan PSC	Jordan
Amaterasu LLC	Massachusetts
Anawio Solar, LLC	Delaware
Andes Solar II SpA	Chile
Andes Solar III SpA	Chile
Andes Solar IV SpA	Chile
Andes Solar SpA	Chile
Angus Holdings, LLC	North Carolina
Antelope Big Sky Ranch LLC	Delaware
Antelope DSR 1, LLC	Delaware
Antelope DSR 2, LLC	Delaware
Antelope DSR 3, LLC	Delaware
Antelope Expansion 1B Solar Land Borrower, LLC	Delaware
Antelope Expansion 1B, LLC	Delaware
Antelope Expansion 2 Holdings, LLC	Delaware
Antelope Expansion 2 MM, LLC	Delaware
Antelope Expansion 2, LLC	Delaware
Antelope Expansion 3A, LLC	Delaware
Antelope Expansion 3B, LLC	Delaware
Antonito Solar Holding LLC	Delaware

Antonito Solar LLC	Delaware
Apple Valley Solar Farm LLC	Delaware
APR Walden Solar 1, LLC	Delaware
Arizona B&GC Solar, LLC	Colorado
Armadillo Solar Center, LLC	Delaware
Arnold Corner Energy Storage 1 LLC	Delaware
Aspiration Solar G LLC	Delaware
Assonet Solar 1, LLC	Delaware
Atacama Solar SpA	Chile
Atkinson County S1, LLC	Delaware
Atlantic Basin Services, Ltd.	Cayman Islands
Augusta Solar LLC	Delaware
AZ Solar I, LLC	Colorado
AZ Solar II, LLC	Colorado
AZ Solar Phase Zero, LLC	Colorado
AZ Wind III, LLC	Arizona
Bakersfield Industrial PV 1, LLC	California
Bakersfield PV I, LLC	California
Baldy Mesa C, LLC	Delaware
Baldy Mesa Solar Land Borrower, LLC	Delaware
Baldy Mesa Solar, LLC	Delaware
Bantam Holdings, LLC	North Carolina
Barber’s Point BESS, LLC	Delaware
Barlow Solar LLC	Delaware
Barre Solar Holding, LLC	Delaware
Barre Solar I LLC	Delaware
Barre Solar II LLC	Delaware
Barre Solar III LLC	Delaware
Baseline Solar Holding LLC	Delaware
Battleground Solar I, LLC	North Carolina
Bayou Green H2, LLC	Delaware
Bayshore Solar A, LLC	Delaware
Bayshore Solar B, LLC	Delaware
Bayshore Solar C, LLC	Delaware
Beacon Solar 1, LLC	Delaware
Beacon Solar 3, LLC	Delaware
Beacon Solar 4, LLC	Delaware
Beals Medina Solar, LLC	Delaware
Bellefield 1 Class B Member, LLC	Delaware
Bellefield 1 Equity Holdings, LLC	Delaware
Bellefield 1 Equity Managing Member, LLC	Delaware
Bellefield 1 FinCo Holdings, LLC	Delaware
Bellefield 1 FinCo, LLC	Delaware
Bellefield 1 Land Borrower, LLC	Delaware
Bellefield 1 Sponsor Class A, LLC	Delaware

Bellefield 1 Tax Equity Holdings, LLC	Delaware
Bellefield 1 Tax Equity Investor, LLC	Delaware
Bellefield 2 Class B Member, LLC	Delaware
Bellefield 2 Equity Holdings, LLC	Delaware
Bellefield 2 FinCo Holdings, LLC	Delaware
Bellefield 2 FinCo, LLC	Delaware
Bellefield 2 Land Borrower, LLC	Delaware
Bellefield 2 OpCo Equity Holdings, LLC	Delaware
Bellefield 2 Seller Holdings, LLC	Delaware
Bellefield 2 Seller, LLC	Delaware
Bellefield 2 Tax Equity Holdings, LLC	Delaware
Bellefield 2 Tax Equity Investor, LLC	Delaware
Bellefield Equity Holdings, LLC	Delaware
Bellefield HoldCo, LLC	Delaware
Bellefield Portfolio Seller Holdings, LLC	Delaware
Bellefield Portfolio Seller, LLC	Delaware
Beulaville Solar, LLC	Delaware
Big Cabin Solar, LLC	Delaware
Big River Wind Farm, LLC	Delaware
Big Sky BESS, LLC	Delaware
Big Sky North, LLC	Delaware
Big Spring Solar LLC	Delaware
Birch Coulee Solar LLC	Delaware
Birdseye Holdings LLC	North Carolina
Birdseye Projects, LLC	North Carolina
Biscoe Owner, LLC	North Carolina
Biscoe Solar, LLC	North Carolina
Black Creek Solar LLC	Delaware
Black Iron Solar, LLC	Delaware
Blackbird Solar-Storage, LLC	North Carolina
Blackhorse Farm Solar, LLC	Rhode Island
Blanca Peak Solar CSG LLC	Delaware
Blue Lacy Wind, LLC	Delaware
Blue Sky Endeavors, LLC	Delaware
Blue Stone Solar Energy, LLC	Delaware
Blues City Solar LLC	Delaware
Bolero SpA	Chile
Bolton Solar I, LLC	Delaware
Books Solar LLC	Delaware
Boone Hill Solar, LLC	Delaware
Boreal SpA	Chile
Boreas Energy, LLC	Delaware
Bósforo de Responsabilidad Limitada de Capital Variable	El Salvador
Box Elder Solar, LLC	Delaware
Brasiliana Participações S.A.	Brazil

Bremen Falls Solar, LLC	Delaware
Bridgeport Solar, LLC	Colorado
Brooks Solar, LLC	Delaware
Brookside Solar, LLC	Delaware
Brookwood Drive Solar 1, LLC	Delaware
Brown Swiss Holdings II, LLC	North Carolina
BSE PV Maui County II, LLC	Delaware
BSE PV Maui County, LLC	Delaware
Buffalo Gap 2 Repower LLC	Delaware
Buffalo Gap 3 Repower LLC	Delaware
Buffalo Gap Holdings 2, LLC	Delaware
Buffalo Gap Holdings 3, L.L.C.	Delaware
Buffalo Gap Holdings, LLC	Delaware
Buffalo Gap Repower, LLC	Delaware
Buffalo Gap Wind Farm 2, LLC	Delaware
Buffalo Gap Wind Farm 3, L.L.C.	Delaware
Buffalo Gap Wind Farm 4, L.L.C.	Delaware
Buffalo Gap Wind Farm, LLC	Delaware
Bullock Freetown Solar 1, LLC	Delaware
BWC Lake Lashaway, LLC	Delaware
BWC Lake Ripple, LLC	Delaware
BWC Muddy Brook, LLC	Delaware
BWC Stony Brook, LLC	Delaware
Cabin Creek Solar LLC	Delaware
Cajun Prairie Wind, LLC	Delaware
Calhoun County Solar LLC	Delaware
Calhoun County Solar Project, LLC	Delaware
Calhoun Solar Land Borrower, LLC	Delaware
California Green H2, LLC	Delaware
Calverton Solar LLC	Delaware
Camp Meeting Solar LLC	Delaware
Campbell Creek Development, LLC	Delaware
Cannonball Solar LLC	Delaware
Canola Holdings, LLC	North Carolina
Capital Wind, LLC	Delaware
Captix Corp.	Delaware
Castle Tree Solar, LLC	Delaware
Caterpillar Hill Road Solar 1, LLC	Delaware
Cavalier IA, LLC	Delaware
Cavalier Solar A Land Borrower, LLC	Delaware
Cavalier Solar A, LLC	Delaware
Cavalier Solar A2 Land Borrower, LLC	Delaware
Cavalier Solar A2, LLC	Delaware
Cavanal Minerals, LLC	Delaware
Cayuga Lake Solar, LLC	Delaware

CCP-PI Fund, LLC	Delaware
CCP-PI Lessor, LLC	Idaho
CCP-PI Managing Member, LLC	Delaware
CDEC-SING Ltda	Chile
CE BCS 1 Managing Member, LLC	Delaware
CE BCS Holdings 1, LLC	Delaware
CE CTR 1 Managing Member, LLC	Delaware
CE CTR 2 Managing Member, LLC	Delaware
CE CTR Holdings 1, LLC	Delaware
CE CTR Holdings 2, LLC	Delaware
CE FinCo 1 Pledgor, LLC	Delaware
CE FinCo 1, LLC	Delaware
CE GP 1 Managing Member, LLC	Delaware
CE GP 2 Managing Member, LLC	Delaware
CE GP Holdings 1, LLC	Delaware
CE GP Holdings 2, LLC	Delaware
CE TB 1 Managing Member, LLC	Delaware
CE TB Holdings 1, LLC	Delaware
CE WFS 3 Managing Member, LLC	Delaware
CE WFS 4 Managing Member, LLC	Delaware
CE WFS 5 Managing Member, LLC	Delaware
CE WFS Holdings 3, LLC	Delaware
CE WFS Holdings 4, LLC	Delaware
CE WFS Holdings 5, LLC	Delaware
Cement City Solar, LLC	Delaware
Central Antelope Dry Ranch C LLC	Delaware
Central Electricity Supply Company of Orissa Limited	India
Central Line Solar, LLC	Delaware
Central Serrana S.A.	Argentina
Central Termoelectrica Guillermo Brown S.A.	Argentina
Cerro los Dorados SpA	Chile
CES - Temple Solar LLC	Delaware
CES Colorado Solar Gardens LLC	Delaware
CES Community Solar Gardens, LLC	Delaware
Chagual Energía SpA	Chile
Charger Storage, LLC	Delaware
Charolais Holdings, LLC	North Carolina
Chase City Energy Storage 1 LLC	Delaware
Chase Solar LLC	Delaware
Chemehuevi Solar Ranch, LLC	Delaware
Chester White Holdings, LLC	North Carolina
Chevelon Butte FinCo, LLC	Delaware
Chevelon Butte II Holdings, LLC	Delaware
Chevelon Butte II Managing Member, LLC	Delaware
Chevelon Butte RE II LLC	Delaware

Chevelon Butte RE III LLC	Delaware
Chevelon Butte RE IV LLC	Delaware
Chevelon Butte RE LLC	Arizona
Chevelon Butte RE V LLC	Delaware
Cheyenne Mountain Solar, LLC	Delaware
Chile Renovables II SpA	Chile
Chile Renovables SpA	Chile
Citizen Solar B LLC	Delaware
Clarkson Solar Holding, LLC	Delaware
Clarkson Solar LLC	Delaware
Clean Flexible Energy III, LLC	Puerto Rico
Clean Flexible Energy, LLC	Puerto Rico
CleanFlex Puerto Rico Partners, LLC	Delaware
Cleghorn Ridge Wind CA, LLC	Delaware
Clover Creek Solar, LLC	Delaware
Clover Creek Storage, LLC	Delaware
CMG Energy Resources LLC	Delaware
CO-CA Wholly Owned, LLC	Delaware
Cogentrix Valcour Intermediate Holdings, LLC	Delaware
Cogentrix Valcour Wind Energy Holdings II, LLC	Delaware
Collard Holdings, LLC	North Carolina
Colon LNG Marketing S. de R.L.	Panama
Community Energy Minnesota Solar Gardens LLC	Delaware
Community Energy Solar Development LLC	Delaware
Community Energy Solar, LLC	Delaware
Compania de Alumbrado Eletrico de San Salvador, S.A. DE C.V.	El Salvador
Compañía Transmisora La Cebada S.A.	Chile
Compañía Transmisora Norte S.A.	Chile
Compañía Transmisora Sur S.A.	Chile
Compass Circle Solar, LLC	Rhode Island
Coopers Corner Energy Storage, LLC	Delaware
Costa Norte LNG Terminal S. de R.L.	Panama
Cotswold Holdings, LLC	North Carolina
County Highway Solar 1, LLC	Delaware
County Highway Solar 2, LLC	Delaware
Cramer Creek Solar, LLC	Delaware
Crescent Interconnection, LLC	Delaware
Crescent Solar LLC	Delaware
Cricket Mountain Solar LLC	Delaware
Cristales SpA	Chile
Cronin Road Solar 1, LLC	Delaware
Crooked River Solar LLC	Delaware
Croom Solar LLC	Delaware
Cross Lake Solar LLC	Delaware
Crossvine Solar 1, LLC	Delaware

CRPD Solar 1, LLC	Delaware
Crumley Energy LLC	Delaware
Cumberland Solar LLC	Delaware
Cuscatlan Solar, Ltda. de C.V.	El Salvador
Daggett Ridge Wind Farm, LLC	Delaware
Delano PV 1, LLC	California
Delta Equity Holdings, LLC	Delaware
Delta FinCo, LLC	Delaware
Delta Managing Member, LLC	Delaware
Delta Sponsor Class A Holdings, LLC	Delaware
Deming Solar LLC	Delaware
Derwood Solar LLC	Delaware
Desert Double Rainbow, LLC	Delaware
Desert Jewel Storage, LLC	Delaware
Desert Rainbow Project, LLC	Delaware
Devillez Solar LLC	Delaware
Devon Holdings, LLC	North Carolina
Dexter Holdings, LLC	North Carolina
Diamond Development, Inc.	Ohio
Dillon RE Holdings, LLC	North Carolina
Distribuidora Electrica de Usulutan, Sociedad Anonima de Capital Variable	El Salvador
Domi Trading S.L.	Spain
Dominican Power Partners	Cayman Islands
Dominican Power Partners (DPP Branch)	Dominican Republic
Dorset Holdings, LLC	North Carolina
Double Butte Storage, LLC	Delaware
Downsville Solar II LLC	Delaware
Downsville Solar LLC	Delaware
DPL Capital Trust II	Delaware
DPL LLC	Ohio
Dublin Solar I, LLC	Indiana
Dunstable Solar 1, LLC	Delaware
Dusenberry Lane Solar 1, LLC	Delaware
Early Solar, LLC	Delaware
East Bloomfield Solar LLC	Delaware
East Brookfield Main Street Solar LLC	Delaware
East Line Bess II, LLC	Delaware
East Line BESS, LLC	Delaware
East Line Solar, LLC	Delaware
Eaton Solar LLC	Delaware
Echo Storage, LLC	Delaware
Eden Solar, LLC	North Carolina
El Trebol SpA	Chile
Elevation Solar C LLC	Delaware
Elizabethtown Solar Holding LLC	Delaware

Elizabethtown Solar LLC	Delaware
Eloy ESD Solar Holdings, LLC	Delaware
Empire Solar, LLC	Delaware
Empresa Electrica Angamos SpA	Chile
Empresa Electrica Cochrane SpA	Chile
Empresa Electrica de Oriente, S.A. de C.V.	El Salvador
Empresa Eléctrica Lagunas SpA	Chile
Endive Holdings, LLC	North Carolina
EnerAB Suministro Calificado, S. de R.L. de C.V.	Mexico
ENERAB, S. de R.L. de C.V.	Mexico
EnerAES Cogeneración, S. de R.L. de C.V.	Mexico
EnerAES Tenedora, S. de R.L. de C.V.	Mexico
ENERGEN S.A.	Argentina
Energetica Argentina S.A.	Argentina
Energía Eólica Curauma SpA	Chile
Energía Eólica Don Alvaro SpA	Chile
Energia Eolica Los Olmos SpA	Chile
Energia Eolica Mesamavida SpA	Chile
Energía Eólica Pampas SpA	Chile
Energía Eólica San Matías SpA	Chile
Energía Natural Dominicana Enadom, S.R.L.	Dominican Republic
Energize Holdings III, LLC	North Carolina
Eólica Mesa La Paz, S. de R.L. de C.V.	Mexico
Estrella Solar Land Borrower, LLC	Delaware
Estrella Solar, LLC	Delaware
Evangeline Solar LLC	Delaware
Exeter Renewables 1, LLC	Rhode Island
Felix 1, LLC	Delaware
Felix 2, LLC	Delaware
Felix 3, LLC	Delaware
Felix DevCo Holdings, LLC	Delaware
Felix DevCo, LLC	Delaware
Fenwick Creek Solar, LLC	Delaware
Fern Holdings, LLC	North Carolina
Field of Dreams Solar Farm, LLC	Delaware
Finch Solar, LLC	North Carolina
Finchville Solar, LLC	Delaware
Fitch Solar, LLC	Delaware
Flax Holdings, LLC	North Carolina
Flint Creek Solar LLC	Delaware
FLS 2013 Owner A MM, LLC	North Carolina
FLS 2013 Owner A, LLC	North Carolina
FLS 2013 Owner B MM, LLC	North Carolina
FLS 2013 Owner B, LLC	North Carolina
FLS 2013 Solar A, LLC	North Carolina

FLS 2013 Solar B, LLC	North Carolina
FLS 2014 Group A MM, LLC	North Carolina
FLS 2014 Group A, LLC	North Carolina
FLS 2014 Solar A MM, LLC	North Carolina
FLS 2014 Solar A, LLC	North Carolina
FLS Operations PV 2013, LLC	North Carolina
FLS Owner 170, LLC	North Carolina
FLS Owner 200, LLC	North Carolina
FLS Solar 100, LLC	North Carolina
FLS Solar 110, LLC	North Carolina
FLS Solar 170, LLC	North Carolina
FLS Solar 200, LLC	North Carolina
Fluence Energy, LLC	Delaware
Forebay Wind, LLC	California
Founder's Homestead Farm Solar, LLC	Rhode Island
Four Horizons Class B Member, LLC	Delaware
Four Horizons FinCo Holdings, LLC	Delaware
Four Horizons FinCo, LLC	Delaware
Four Horizons Seller Holdings, LLC	Delaware
Four Horizons Seller, LLC	Delaware
Four Horizons Tax Equity Holdings, LLC	Delaware
Four Horizons Wind Farm, LLC	Delaware
Franklin Solar, LLC	Delaware
FTP-Maui PV Projects, LLC	Delaware
FTS Beacon Solar Holdings, LLC	Delaware
FTS Beacon Solar Managing Member, LLC	Delaware
FTS Eden Managing Member, LLC	Delaware
FTS MA Managing Member, LLC	Delaware
FTS MA Owner, LLC	Delaware
FTS Managing Member 1, LLC	Delaware
FTS Managing Member 2, LLC	Delaware
FTS Master Tenant 1, LLC	Delaware
FTS Master Tenant 2, LLC	Delaware
FTS Project Owner 1, LLC	Delaware
FTS Project Owner 2, LLC	Delaware
FTS Solar Holdings 4, LLC	Delaware
FTS Solar Managing Member 4, LLC	Delaware
Fundación AES Chile	Chile
Fundacion AES Dominicana, Inc.	Dominican Republic
Fundación AES en Panamá	Panama
Gas Natural Atlantico II S. de R.L.	Panama
Gas Natural Atlantico S. de R.L.	Panama
Gasoducto GasAndes S.A.	Chile
Geer Rd 3 Class A Investor, LLC	Delaware
Geer Rd 3 Project Holdings, LLC	Delaware

Geer Rd Solar 1 LLC	New York
Geer Rd Solar 2 LLC	New York
Geer Rd Solar 3 LLC	New York
Gener Argentina S.A.	Argentina
Geneva Solar LLC	Delaware
Geode Solar LLC	Delaware
Georgia Solar Holdings, LLC	Delaware
Georgia Solar Parent, LLC	Delaware
Gibson County Wind, LLC	Delaware
Gideon Solar, LLC	North Carolina
Ginger Holdings, LLC	North Carolina
Gladwin Solar LLC	Delaware
Glen Canyon Solar A, LLC	Delaware
Glenmere Lake Solar LLC	Delaware
Golden Compass Managing Member, LLC	Delaware
Golden Compass Seller, LLC	Delaware
Grand Mayes Solar, LLC	Delaware
Grange Grove Wind, LLC	Delaware
Great Cove Holdings Pledgor, LLC	Delaware
Great Cove Seller Pledgor, LLC	Delaware
Great Cove Seller, LLC	Delaware
Great Cove Solar II LLC	Delaware
Great Cove Solar III LLC	Delaware
Great Cove Solar LLC	Delaware
Great Creek Solar, LLC	Delaware
Great Gully Solar Farm, LLC	Delaware
Green Beanworks B, LLC	Delaware
Green Beanworks C, LLC	Delaware
Green Beanworks D, LLC	Delaware
Greenwich Solar 1, LLC	Delaware
Group Energy Gas Panama, S.R.L.	Panama
GS Chevelon Butte I Holdings, LLC	Delaware
GS Chevelon Butte I Managing Member, LLC	Delaware
Guajillo Wind, LLC	Delaware
Guelphwood RD Solar 1, LLC	Delaware
Guernsey Holdings, LLC	North Carolina
Hainesport Solar LLC	Delaware
Halcon Wind, LLC	Delaware
Halifax County Solar LLC	Delaware
Halifax Land Borrower, LLC	Delaware
Hardin Solar LLC	Delaware
Hardy Hills JV, LLC	Delaware
Hardy Hills Solar Energy LLC	Delaware
Harmony 2 BESS, LLC	Delaware
Hart Solar, LLC	Delaware

Haven Safety Corporation	Delaware
Haynesville Energy Storage 1 LLC	Delaware
Health and Welfare Benefit Plans LLC	Delaware
Heart Pine Solar, LLC	Delaware
Hecate Energy Pulaski LLC	Delaware
HECO Seller Pledgor, LLC	Delaware
HECO Seller, LLC	Delaware
Hemlock Ridge Solar LLC	Delaware
Hereford Holdings, LLC	North Carolina
Heron Solar-Storage, LLC	North Carolina
High Prairie Solar, LLC	Delaware
High Valley Solar, LLC	Delaware
Highlander IA, LLC	Delaware
Highlander Seller Managing Member, LLC	Delaware
Highlander Seller, LLC	Delaware
Highlander Solar Energy Station 1, LLC	Delaware
Hilo Solar, LLC	Delaware
Hipotecaria San Miguel Limitada de Capital Variable	El Salvador
Hipotecaria Santa Ana Limitada de Capital Variable	El Salvador
Hobart Solar LLC	Indiana
Hodges Solar, LLC	North Carolina
Homer Solar Energy Center, LLC	Delaware
Honeybee Solar, LLC	North Carolina
Hopi Solar Ranch, LLC	Delaware
Horse Head Storage, LLC	Delaware
Horseblock Energy Storage, LLC	Delaware
Hosta Holdings, LLC	North Carolina
Hoytdale Storage, LLC	Delaware
Huron Solis Power LLC	Colorado
I.E. DR Projects I, S.R.L.	Dominican Republic
ID Solar 1, LLC	Delaware
Indianapolis Power & Light Company	Indiana
Indimento Inversiones, S.L.	Spain
Industry Solar Power Generation Station 1 LLC	Delaware
INNA Soluciones Renovables SpA	Chile
Innovative Owner 14, LLC	North Carolina
Innovative Owner 15, LLC	North Carolina
Innovative Solar 14, LLC	North Carolina
Innovative Solar 15, LLC	North Carolina
InterAndes, S.A.	Argentina
Inversiones Cachagua SpA	Chile
Inversiones Cochrane SpA	Chile
Inversiones Energia Renovable Limitada	Chile
Inversiones LK SpA	Chile
Inversora de San Nicolas S.A.	Argentina

IPALCO Enterprises, Inc.	Indiana
Iris Wind, LLC	Delaware
Isabelle Creek Solar LLC	Delaware
Jewelflower Battery Storage, LLC	Delaware
Joanna Solar, LLC	North Carolina
Jobstown Solar LLC	Delaware
Johnstown Solar 1, LLC	Delaware
Junction Mills Solar, LLC	Delaware
Kaawanui Solar, LLC	Delaware
Kahana Solar, LLC	Delaware
Kalahanai Solar LLC	Delaware
Kale Holdings, LLC	North Carolina
Keamuku Solar, LLC	Delaware
Kenansville Solar LLC	Delaware
Keydet Solar Center, LLC	Delaware
Keydet Solar Land Borrower, LLC	Delaware
Kiamichi Wind, LLC	Delaware
Kings Rooftop PV, LLC	California
Konavle SpA	Chile
KSK RE 2, LLC	Delaware
Kuihelani Solar Phase 2, LLC	Delaware
La Baluma SpA	Chile
LAB FinCo, LLC	Delaware
Lafayette Horizon Solar CSG LLC	Delaware
Lafayette Solar 1, LLC	Delaware
Lafayette Solar LLC	Delaware
Lake Village Solar LLC	Indiana
Lancaster Area Battery Storage, LLC	Delaware
Lancaster Energy Center, LLC	Delaware
Lancaster Little Rock C LLC	Delaware
Lancaster WAD B LLC	Delaware
Lane Ave Solar LLC	Delaware
Laramie River Solar LLC	Delaware
Latigo Wind II, LLC	Delaware
Latigo Wind Managing Member, LLC	Delaware
Latigo Wind Park, LLC	Delaware
Laurel Lake Solar LLC	Delaware
Laurel Mountain BESS, LLC	Delaware
Laurel Mountain FinCo Holdings, LLC	Delaware
Laurel Mountain FinCo, LLC	Delaware
Laurel Mountain Holdings, LLC	Delaware
Laurel Mountain Interconnection, LLC	Delaware
Laurel Mountain Managing Member, LLC	Delaware
Laurel Mountain Procurement, LLC	Delaware
Leek Holdings, LLC	North Carolina

Legends Solar, LLC	Delaware
Leghorn Holdings, LLC	North Carolina
Lemoore PV 1 LLC	California
Lentil Holdings, LLC	North Carolina
Letts Creek Solar, LLC	Delaware
Lewiston Solar 1, LLC	Delaware
Limestone Land Development, LLC	Delaware
Linkville Solar, LLC	Delaware
Llanos del Sol SpA	Chile
Locust Ridge Solar LLC	Delaware
Long Point Wind Farm, LLC	Delaware
Lowndes Solar 2 LLC	Delaware
Lowndes Solar LLC	Delaware
Lucknow Solar, LLC	Delaware
Lumenkai Power Private Limited	India
Luminary Holdings, LLC	North Carolina
Luna HoldCo, LLC	Delaware
Luna Storage, LLC	Delaware
Luster Holdings, LLC	North Carolina
MacGregor Park, Inc.	Ohio
Madison Solar Land Borrower, LLC	Delaware
Magnolia Wind Farm, LLC	Delaware
Mamalahoa PV BESS, LLC	Delaware
Mana Solar + Storage, LLC	Delaware
Mannys Corners Solar 1 LLC	Delaware
Manteca PV 1, LLC	California
Maple Solar, LLC	New York
Marahu Solar, LLC	Puerto Rico
Mass Community Solar LLC	Delaware
Maui 17-2 LLC	Hawaii
Mauka FIT Twenty LLC	Hawaii
Maximo Robotics, LLC	Delaware
Mayson Solar LLC	Delaware
Mazon Solar II LLC	Delaware
McCracken County Solar LLC	Delaware
MCE Solar One, LLC	Delaware
McFarland Solar A Land Borrower, LLC	Delaware
McFarland Solar A, LLC	Delaware
McFarland Solar B Land Borrower, LLC	Delaware
McFarland Solar B, LLC	Delaware
McFarland Solar D, LLC	Delaware
McFarland Storage C Land Borrower, LLC	Delaware
McFarland Storage C, LLC	Delaware
Mercury Chile Co. II, LLC	Delaware
Mercury Chile Holdco LLC	Delaware

MFP CO I, LLC	Delaware
MFP CO II, LLC	Colorado
MFP CO III, LLC	Colorado
Miami Valley Insurance Company	Vermont
Miami Valley Lighting, LLC	Ohio
Mid-America Capital Resources, Inc.	Indiana
Middle Ranch Wind, LLC	Delaware
Middletown Solar 1, LLC	Delaware
Mill Creek Solar LLC	Delaware
Millet Holdings, LLC	North Carolina
Mitchell County Solar, LLC	Delaware
MM Solar Parent, LLC	Delaware
Monarch Solar PV LLC	Delaware
Mong Duong Finance Holdings B.V.	The Netherlands
Moraine Solar Energy Center, LLC	Delaware
Morgan Valley Wind Farm, LLC	Delaware
Morris Solar Land Borrower, LLC	Delaware
Morris Solar, LLC	Delaware
Moses Lake Solar, LLC	Delaware
Mount Olive Solar Holding LLC	Delaware
Mount Olive Solar LLC	Delaware
Mountain Minerals, LLC	Delaware
Mountain View Power Partners IV, LLC	Delaware
Mountain View Power Partners, LLC	Delaware
MSP Master Tenant I, LLC	Colorado
MSP Master Tenant II, LLC	Colorado
Murphy Lake Solar, LLC	Texas
Na Pua Makani Power Partners, LLC	Delaware
National Grassland Solar, LLC	Delaware
Navajo Solar Power Generation Station 1 LLC	Delaware
Naylor Solar LLC	Delaware
NC 2014 Fund A MM, LLC	North Carolina
NC 2014 Fund A, LLC	North Carolina
New Bremen Solar, LLC	Delaware
New Sustainable Property Holdings, LLC	Delaware
Next Brasil Investimentos Ltda.	Brazil
Nick Owner, LLC	North Carolina
Nick Solar, LLC	North Carolina
Norgener Foreign Investment SpA	Chile
North Bay Solar 1, LLC	Delaware
North Branch Solar LLC	Delaware
North Lancaster Ranch LLC	Delaware
Northline Solar, LLC	Delaware
Novus Barre Town Solar, LLC	Delaware
Nucla Solar LLC	Delaware

NY RNM Project1, LLC	Delaware
NY RNM Project1A, LLC	Delaware
NY RNM Project2, LLC	Delaware
NY RNM Project3, LLC	Delaware
NY RNM Project4, LLC	Delaware
Oahu SPE 101-14 LLC	Hawaii
Oahu SPE 101-19 LLC	Hawaii
Oahu SPE 101-2 LLC	Hawaii
Oahu SPE 101-33 LLC	Hawaii
Oahu SPE 101-4 LLC	Hawaii
Oahu SPE 101-9 LLC	Hawaii
Oak Ridge Solar, LLC	Delaware
Oakdale Storage, LLC	Delaware
Oberlin Solar LLC	Delaware
Okra Holdings, LLC	North Carolina
Old Gold Wind Farm, LLC	Delaware
Old River Solar, LLC	Delaware
Omega SpA	Chile
Otoe Solar Power Generation Station 1 LLC	Delaware
Owl Solar, LLC	North Carolina
Painted Desert Power, LLC	Delaware
PANAM LNG BUNKERING, S. DE R.L.	Panama
Parque Eólico Campo Lindo SpA	Chile
Parque Eólico Los Cururos SpA	Chile
Parque Solar Durango, S. de R.L. de C.V.	Mexico
Particle Wave LLC	Massachusetts
Pasture Rose Wind, LLC	Delaware
Pathfinder BESS, LLC	Delaware
Pawnee Solar 2 LLC	Delaware
Perennial Solar II LLC	Delaware
Perennial Solar LLC	Delaware
Pershing Solar, LLC	Delaware
Persistence Solar LLC	Delaware
Petersburg Energy Center JV, LLC	Delaware
Petersburg Energy Center, LLC	Delaware
Pike County Energy Storage JV, LLC	Delaware
Pine Bluff Solar I LLC	Delaware
Pine Bluff Solar II LLC	Delaware
Pine Grove Solar, LLC	Delaware
Pioneer Wind Managing Member, LLC	Delaware
Pioneer Wind Park I, LLC	Delaware
Pioneer Wind Park II, LLC	Delaware
Platteview Solar LLC	Delaware
Pleinmont Solar 1, LLC	Delaware
Pleinmont Solar 2, LLC	Delaware

Plus Energy Services, LLC	Delaware
Plymouth Solar 1, LLC	Delaware
Polecat Creek Solar I LLC	Delaware
Polecat Creek Solar II LLC	Delaware
Polecat Creek Wind, LLC	Delaware
Pony Express Solar, LLC	Delaware
Poopoomino BESS, LLC	Delaware
Poopoomino Solar, LLC	Delaware
Poplar Energy Storage 1 LLC	Delaware
Portville Solar 1, LLC	Delaware
Power Path Holdings I, LLC	North Carolina
Power Path Holdings II, LLC	North Carolina
Power Path Holdings III, LLC	North Carolina
Powhatan Solar Power Generation Station 1 LLC	Delaware
Prevailing Wind Park Holdings, LLC	Delaware
Prevailing Wind Park MM, LLC	Delaware
Prevailing Wind Park, LLC	South Dakota
Princetown Solar 1, LLC	Delaware
Providence Solar LLC	Delaware
Pullman Solar Land Borrower, LLC	Delaware
Pullman Solar, LLC	Delaware
Punta del Sol SpA	Chile
Puu Hao Solar, LLC	Delaware
Quail Holdings, LLC	North Carolina
Raceway Estrella Equity Holding Company, LLC	Delaware
Raceway Estrella Equity Holdings, LLC	Delaware
Raceway Estrella Equity SellCo, LLC	Delaware
Raceway Estrella Holdings, LLC	Delaware
Raceway Estrella Managing Member, LLC	Delaware
Raceway Estrella Sponsor Equity Holdings, LLC	Delaware
Raceway Solar 1 Land Borrower, LLC	Delaware
Raceway Solar 1, LLC	Delaware
Raceway Solar 2, LLC	Delaware
Railway Solar, LLC	Delaware
Rancho Viejo Community Solar LLC	Delaware
Rancho Viejo Solar LLC	Delaware
Randolph Solar 1, LLC	Delaware
Rangeland Solar, LLC	Delaware
Ransomville Solar 1, LLC	Delaware
Rattlesnake Ranch Solar, LLC	Delaware
Rawhide Solar LLC	Delaware
Red Branch Solar, LLC	Delaware
Red Brick Solar LLC	Virginia
Red Lion Solar LLC	Delaware
Red Rocks Solar LLC	Delaware

Reddy Branch Solar LLC	Delaware
Redman Solar 2, LLC	Delaware
Redman Solar, LLC	Delaware
Renovatio Solar, S.A. de C.V.	El Salvador
Rexford Equity Holdings Managing Member, LLC	Delaware
Rexford Equity Holdings, LLC	Delaware
Rexford I Class B Member, LLC	Delaware
Rexford I Partnership, LLC	Delaware
RH Procurement, LLC	Delaware
Richmond Green Hydrogen One, LLC	Delaware
Richmond Solar Power 1, LLC	Rhode Island
Richmond Spider Solar, LLC	Delaware
Rincon Solar I, LLC	Georgia
Rineyville Solar LLC	Delaware
Rising Solar, LLC	Delaware
River Street Solar 1, LLC	Delaware
Riverhead Solar 2, LLC	Delaware
Riverhead Solar Farm, LLC	Delaware
Riverside Canal Power Company	California
Riverside Solar, LLC	Delaware
Riviera Solar, LLC	Delaware
RMS150, LLC	Delaware
RMS200 LLC	Delaware
RMS335 LLC	Delaware
RMS500 LLC	Delaware
Robeson Solar I, LLC	Delaware
Rocky Bluff Solar LLC	Delaware
Rocky Mountain Solar PV LLC	Delaware
Rocky Spring Solar, LLC	Delaware
Rodemacher Solar LLC	Delaware
Rosamond Project Holdings, LLC	Delaware
Rosamond Solar, LLC	Colorado
Roxbury Energy, LLC	Delaware
Royal Stag Wind, LLC	Delaware
RT52 Walden Solar 1, LLC	Delaware
Rutabaga Holdings, LLC	North Carolina
Rutland Community Solar Holding LLC	Delaware
Rutland Solar LLC	Delaware
Ryan Road Solar LLC	Delaware
Safflower Holdings, LLC	North Carolina
Sage Solar LLC	Delaware
San Bernardino Solar, LLC	Delaware
San Carlos SpA	Chile
San Luis Solar Garden LLC	Delaware
San Luis Solar Holding LLC	Delaware

San Pablo Raceway, LLC	Delaware
Sand Lake Solar PV LLC	Delaware
Sandbar Solar I, LLC	Delaware
Sandstone Solar LLC	Delaware
Sangamon Solar LLC	Delaware
Santa Clara Solar LLC	Delaware
Scituate Solar I LLC	Delaware
Scottsdale Solar Holdings, LLC	Delaware
SD Solar I, LLC	Colorado
SeaWest Asset Management Services, LLC	California
SeaWest Properties, LLC	California
Seguro Storage, LLC	Delaware
Selma Owner, LLC	North Carolina
Selma Solar, LLC	North Carolina
Seneca Wind 2 LLC	Delaware
Seneca Wind LLC	Delaware
SEPV Imperial, LLC	Delaware
SEPV Mojave West, LLC	Delaware
SEPV Palmdale East, LLC	Delaware
Serena Storage, LLC	Delaware
Settler Wind, LLC	Delaware
SF Jasmine, LLC	Delaware
SFDK FinCo Holdings, LLC	Delaware
SFDK FinCo, LLC	Delaware
SFDK Solar Holding, LLC	Delaware
SFDK Solar Managing Member, LLC	Delaware
SFDK Solar, LLC	Delaware
SFMM Solar, LLC	Delaware
Shallot Holdings, LLC	North Carolina
Shazia S.R.L.	Argentina
Sheepherder Solar One LLC	Delaware
Sierra Solar Greenworks LLC	Delaware
Sierras del Buendia S.A.	Argentina
Silkie Holdings, LLC	North Carolina
Silver Lake Solar, LLC	Delaware
Silver Peak Energy Land Borrower, LLC	Delaware
Silver Peak Energy, LLC	Delaware
Simmental Holdings, LLC	North Carolina
Skipjack IA, LLC	Delaware
Skipjack Seller Managing Member, LLC	Delaware
Skipjack Seller, LLC	Delaware
Skipjack Solar Center, LLC	Delaware
Sky Lake Solar, LLC	Delaware
Soda Flats Solar LLC	Delaware
Sol Madison Solar, LLC	Delaware

Solar Access America, LLC	Delaware
Solar Access CA, LLC	Delaware
Solar Access California, LLC	Colorado
Solar Oriente SpA	Chile
Solverde 1, LLC	Delaware
Somers Road Solar 1, LLC	Delaware
Somerset Solar, LLC	Delaware
Son My LNG Terminal Holding B.V	The Netherlands
Son My LNG Terminal Limited Liability Company	Vietnam
Sonora South Solar, LLC	Delaware
Sooner Solar LLC	Delaware
Sorghum Holdings, LLC	North Carolina
South Barre Solar 1, LLC	Delaware
South Deming Solar LLC	Delaware
South Goshen Solar LLC	Delaware
South Salem Solar, LLC	Delaware
South Wayne Solar LLC	Delaware
Southern Hills Wind LLC	Delaware
Southern Valley Solar LLC	Delaware
SP Antelope DSR LLC	Delaware
Spindletop Wind, LLC	Delaware
Spirit Mound Solar LLC	Delaware
SPN Solar Holdings 1, LLC	Delaware
SPN Solar Holdings 2, LLC	Delaware
SPN Solar Holdings 3, LLC	Delaware
SPN Solar Holdings 4, LLC	Delaware
SPN Solar Holdings 5, LLC	Delaware
SPN Solar Managing Member 1, LLC	Delaware
SPN Solar Managing Member 2, LLC	Delaware
SPN Solar Managing Member 3, LLC	Delaware
SPN Solar Managing Member 4, LLC	Delaware
SPN Solar Managing Member 5, LLC	Delaware
Spotsylvania Solar Energy Center, LLC	Delaware
sPower Antex 1B FinCo, LLC	Delaware
sPower Beacon Solar FinCo, LLC	Delaware
sPower Cardinal HoldCo, LLC	Delaware
sPower DevCo NC, LLC	Delaware
sPower DevCo Warehouse Borrower, LLC	Delaware
sPower DevCo Warehouse Pledgor, LLC	Delaware
sPower Development Company, LLC	Delaware
sPower Energy Marketing, LLC	Delaware
sPower Finance 1 HoldCo, LLC	Delaware
sPower Finance 1, LLC	Delaware
sPower Finance 2 HoldCo, LLC	Delaware
sPower Finance 2, LLC	Delaware

sPower Finance 3 HoldCo, LLC	Delaware
sPower Finance 3, LLC	Delaware
sPower Finance 3A HoldCo, LLC	Delaware
sPower Finance 3A, LLC	Delaware
sPower Finance 3B HoldCo, LLC	Delaware
sPower Finance 3B, LLC	Delaware
sPower FinCo 1 LLC	Delaware
sPower FinCo 2 LLC	Delaware
sPower FinCo 3 LLC	Delaware
sPower FinCo 4 LLC	Delaware
sPower FinCo 5 LLC	Delaware
sPower FinCo 6 LLC	Delaware
sPower FinCo 7 LLC	Delaware
sPower FinCo 8 LLC	Delaware
sPower FinCo 9 LLC	Delaware
sPower Highlander FinCo, LLC	Delaware
sPower MIS 2 Finance HoldCo, LLC	Delaware
sPower MIS 2 Finance, LLC	Delaware
sPower MSL Pledge, LLC	Delaware
sPower MSL, LLC	Delaware
sPower NorthPeak FinCo, LLC	Delaware
sPower OpCo A Blocker, LLC	Delaware
sPower OpCo A, LLC	Delaware
sPower OpCo B, LLC	Delaware
sPower OpCo C, LLC	Delaware
sPower OpCo H, LLC	Delaware
sPower OpCo J, LLC	Delaware
sPower OpCo Warehouse Borrower, LLC	Delaware
sPower OpCo Warehouse Pledgor, LLC	Delaware
sPower Prevailing FinCo, LLC	Delaware
sPower Procurement, LLC	Delaware
sPower Project Holdings, LLC	Delaware
sPower Skipjack FinCo, LLC	Delaware
sPower Skipjack Holdings, LLC	Delaware
sPower SLB HoldCo, LLC	Delaware
sPower Texas DevCo, LLC	Texas
sPower Warehouse Tax Equity SellCo, LLC	Delaware
sPower Wind Holdings 1, LLC	Delaware
sPower Winterfell Holdings, LLC	Delaware
sPower, LLC	Delaware
Spring Hill Rd Solar 1, LLC	Delaware
Spruce Holdings, LLC	North Carolina
SPW Solar Holdings 1, LLC	Delaware
SPW Solar Holdings 2, LLC	Delaware
SPW Solar Holdings 3, LLC	Delaware

SPW Solar Holdings 4, LLC	Delaware
SPW Solar Managing Member 1, LLC	Delaware
SPW Solar Managing Member 2, LLC	Delaware
SPW Solar Managing Member 3, LLC	Delaware
SPW Solar Managing Member 4, LLC	Delaware
St. Martin Solar LLC	Delaware
Stags Solar LLC	Delaware
Staley Solar LLC	Delaware
Standalone Battery Seller, LLC	Delaware
Still Lake Energy, LLC	Delaware
Stony Lake Solar, LLC	Delaware
Store Heat and Produce Energy, Inc.	Indiana
Stow Solar I, LLC	Delaware
Strawberry Holdings, LLC	North Carolina
Strong Creek Solar, LLC	Delaware
Sudbury Ervin GMC Solar, LLC	Delaware
Sugar Maple Solar, LLC	Delaware
Sullivan Wind, LLC	Delaware
Sumac Holdings, LLC	North Carolina
Summer Solar LLC	Delaware
Sundog Solar LLC	Delaware
SunE Solar XVII Project5, LLC	Delaware
SunE SunHoldings4, LLC	Delaware
Sustainable Power Group Pledgor, LLC	Delaware
Sustainable Power Group, LLC	Delaware
Sustainable Property Holdings, LLC	Delaware
Sweet Magnolia Solar, LLC	Delaware
Sweetcorn Solar, LLC	Delaware
Sycamore Cross Solar, LLC	Delaware
Sylvan Solar, LLC	Delaware
Teele Solar, LLC	Delaware
Tendril Holdings, LLC	Delaware
Tendril Intermediate Holdings, LLC	Delaware
Tendril Midco, LLC	Delaware
Tensas Parish Wind, LLC	Delaware
TermoAndes S.A.	Argentina
Termoelectrica del Golfo, S. de R.L. de C.V.	Mexico
Termoelectrica Penoles, S. de R.L. de C.V.	Mexico
The AES Corporation	Delaware
The Dayton Power and Light Company	Ohio
Thorn Lake Solar, LLC	Delaware
Tioga HoldCo I, LLC	Delaware
Tioga HoldCo II, LLC	Delaware
Tioga Solar Blairstown, LLC	Delaware
Tioga Solar Dinuba LLC	Delaware

Tioga Solar Gila, LLC	Delaware
Tioga Solar Gridley, LLC	Delaware
Tioga Solar Hemet DLL1, LLC	Delaware
Tioga Solar Hemet WF1, LLC	Delaware
Tioga Solar I, LLC	Delaware
Tioga Solar II, LLC	Delaware
Tioga Solar IV, LLC	Delaware
Tioga Solar Kona, LLC	Delaware
Tioga Solar Middlesex, LLC	Delaware
Tioga Solar Mililani, LLC	Delaware
Tioga Solar Phoenix I, LLC	Delaware
Tioga Solar West Hartford, LLC	Delaware
Tioga Solar Westborough, LLC	Delaware
Townline Batavia Solar 1, LLC	Delaware
Townsend Solar LLC	Delaware
Tozer Road Solar, LLC	Massachusetts
Tracy Solar Energy Center, LLC	Delaware
Trailside Solar Holding LLC	Delaware
Trailside Solar LLC	Delaware
TRANSFORMAES CREACIÓN SOSTENIBLE, S. DE R.L. DE C.V.	Mexico
Transmisora Tal Tal SpA	Chile
Travertine Solar LLC	Delaware
Treasure Lane Solar 1, LLC	Delaware
Triple CleanFlex Energy Partners, LLC	Delaware
Triple S Solar I LLC	Delaware
Triple S Solar II LLC	Delaware
Tuliptree Wind Farm, LLC	Delaware
Tunica Windpower LLC	Delaware
Turkey Branch Owner, LLC	North Carolina
Turkey Branch Solar, LLC	North Carolina
Twin Palms Project, LLC	Delaware
University Solar, LLC	Rhode Island
UofU Solar 1, LLC	Delaware
UofU Solar II, LLC	Delaware
Uplight Inc.	Delaware
Upper Freehold Solar LLC	Delaware
Valcour Altona NewCo, LLC	Delaware
Valcour Altona Windpark, LLC	Delaware
Valcour Bliss NewCo, LLC	Delaware
Valcour Bliss Windpark, LLC	Delaware
Valcour Chateaugay NewCo, LLC	Delaware
Valcour Chateaugay Windpark, LLC	Delaware
Valcour Clinton NewCo, LLC	Delaware
Valcour Clinton Windpark, LLC	Delaware
Valcour Ellenburg NewCo, LLC	Delaware

Valcour Ellenburg Windpark, LLC	Delaware
Valcour Intermediate Holdings Pledgor, LLC	Delaware
Valcour Power 2006 Holdco, LLC	Delaware
Valcour Power 2008 Holdco, LLC	Delaware
Valcour Repower DevCo, LLC	Delaware
Valcour Wethersfield NewCo, LLC	Delaware
Valcour Wethersfield Windpark, LLC	Delaware
Valcour Wind Energy, LLC	Delaware
Valparaiso Solar LLC	Indiana
Vermilion Solar I LLC	Delaware
Vermilion Solar II LLC	Delaware
Victor Dry Farm Ranch A LLC	Delaware
Victor Dry Farm Ranch B LLC	Delaware
Victor Mesa Linda B2 LLC	Delaware
Victor Mesa Linda C2 LLC	Delaware
Victor Mesa Linda D2 LLC	Delaware
Victor Mesa Linda E2 LLC	Delaware
Viento Bravo Wind, LLC	Delaware
Vientos del Atlántico I S.A.	Argentina
Vientos Neuquinos I S.A.	Argentina
Village of Waterbury Solar I, LLC	Delaware
W. Orange RD Solar LLC	Delaware
Waiawa Phase 2 Solar, LLC	Delaware
Walker Wind, LLC	Delaware
Wallace Solar, LLC	Delaware
Warehouse Bridge Borrower, LLC	Delaware
Warehouse Bridge Pledgor, LLC	Delaware
Warsaw Solar 2, LLC	Delaware
Warsaw Solar, LLC	Delaware
Watercress Holdings, LLC	North Carolina
Waterford Solar 1, LLC	Delaware
Waterloo Solar, LLC	Indiana
West Atlantic Solar I LLC	Delaware
West Atlantic Solar II LLC	Delaware
West Brookfield Boston Post Road Solar LLC	Delaware
West Camp Storage, LLC	Arizona
West Camp Wind Farm II, LLC	Delaware
West Camp Wind Farm, LLC	Arizona
West Laurens Solar, LLC	Delaware
West Line FinCo, LLC	Delaware
West Line Solar Land Borrower, LLC	Delaware
West Line Solar, LLC	Delaware
West Street Solar 1, LLC	Delaware
Western Antelope Blue Sky Ranch A LLC	Delaware
Western Antelope Blue Sky Ranch B LLC	Delaware

Western Antelope Dry Ranch LLC	Delaware
Western Solar Parent, LLC	Delaware
Westminster CC Solar 1, LLC	Delaware
Westport Stone & Sand Solar, LLC	Massachusetts
Westtown Solar LLC	Delaware
Westwing 2 Land Borrower, LLC	Delaware
WFS Highlander Holdings, LLC	Delaware
WFS Highlander Managing Member, LLC	Delaware
WFS Mountain View Holdings, LLC	Delaware
WFS Mountain View Managing Member, LLC	Delaware
WFS Solar Holdings 1, LLC	Delaware
WFS Solar Holdings 2, LLC	Delaware
WFS Solar Managing Member 1, LLC	Delaware
WFS Solar Managing Member 2, LLC	Delaware
White Creek Solar LLC	Delaware
White Ghost Solar, LLC	Delaware
Wibaux Wind, LLC	Delaware
Wilbur Woods Solar LLC	Delaware
WildRoseWind Holdings, LLC	Delaware
WildRoseWind LLC	Texas
Williamsburg East Street Solar LLC	Delaware
Willow Beach Wind, LLC	Delaware
Willow Creek PV, LLC	Delaware
Wilson Wind, LLC	Delaware
Winchendon Ash Street Solar 1 LLC	Delaware
Winchendon Lincoln Avenue Solar 1 LLC	Delaware
Winchendon Lincoln Avenue Solar 2 LLC	Delaware
Windsor PV1, LLC	Virginia
Wolverine Wind, LLC	Delaware
Wood Fern Wind, LLC	Delaware
Workflown Corp.	Delaware
Yakima Solar LLC	Delaware
Yampa Standalone Storage, LLC	Delaware
Yampa Valley Solar LLC	Delaware
York Chester Solar, LLC	Delaware
Yorkshire Holdings, LLC	North Carolina
Your Energy Holdings Limited	United Kingdom
Zapata Wind, LLC	Delaware
Zeppelin Energy, LLC	Delaware
ZPD-PT Solar Project 2017-001 LLC	Massachusetts
ZPD-PT Solar Project 2017-003 LLC	Massachusetts
ZPD-PT Solar Project 2017-006 LLC	Massachusetts
ZPD-PT Solar Project 2017-007 LLC	Massachusetts
ZPD-PT Solar Project 2017-008 LLC	Massachusetts
ZPD-PT Solar Project 2017-011 LLC	Massachusetts

ZPD-PT Solar Project 2017-014 LLC	Massachusetts
ZPD-PT Solar Project 2017-017 LLC	Massachusetts
ZPD-PT Solar Project 2017-021 LLC	Massachusetts
ZPD-PT Solar Project 2017-023 LLC	Massachusetts
ZPD-PT Solar Project 2017-024 LLC	Massachusetts
ZPD-PT Solar Project 2017-038 LLC	Massachusetts
ZPD-PT Solar Project 2017-044 LLC	Massachusetts